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                              Janus Adviser Series
                 Janus Adviser INTECH Risk-Managed Growth Fund
                  Janus Adviser INTECH Risk-Managed Core Fund
                  Janus Adviser INTECH Risk-Managed Value Fund
              Janus Adviser INTECH Risk-Managed International Fund

                       Supplement dated December 31, 2007
         to the Currently Effective Statement of Additional Information

Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital Management LLC ("Janus Capital"), investment adviser to Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Value Fund, and Janus Adviser INTECH Risk-Managed International Fund (each a "Fund"), to Enhanced Investment Technologies, LLC ("INTECH"), each Fund's subadviser, will change from a fixed-rate based on the Fund's annual average daily net assets as shown in the table below (and, in the case of Janus Adviser INTECH Risk-Managed Core Fund, plus or minus half of any performance fee adjustment) to a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any waivers or reimbursements by Janus Capital and, for Janus Adviser INTECH Risk-Managed Core Fund, including any performance fee adjustment). Each of Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Value Fund, and Janus Adviser INTECH Risk-Managed International Fund currently pays Janus Capital a fixed rate based on the Fund's annual average daily net assets as shown in the table below and Janus Adviser INTECH Risk-Managed Core Fund currently pays Janus Capital a monthly base fee as shown in the table below adjusted up or down by half of any performance fee adjustment. The subadvisory fee rates payable by Janus Capital to INTECH on behalf of each Fund are shown in the table below:

                                                       ANNUAL SUBADVISORY FEE RATE
                                                        PAID BY JANUS CAPITAL TO
                                ADVISORY FEE RATE                INTECH
                               PAID BY THE FUND TO   -------------------------------
FUND                              JANUS CAPITAL      THROUGH 12/31/07   AS OF 1/1/08
------------------------------------------------------------------------------------
Risk-Managed Core Fund(1)             0.50%                0.26%            0.25%
Risk-Managed Growth Fund              0.50%                0.26%            0.25%
Risk-Managed Value Fund               0.50%                0.26%            0.25%
Risk-Managed International
  Fund                                0.55%                0.26%           0.275%

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(1) The fee shown is the base fee and is subject to adjustment up or down based on the Fund's performance relative to its benchmark index.

This fee rate change does not affect the investment advisory fee rate paid by each Fund to Janus Capital. Janus Capital, and not the Funds, pays INTECH for its subadvisory services provided to each Fund.
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JANUS ADVISER INTECH RISK-MANAGED CORE FUND ONLY:

The following replaces, in their entirety, the second through fourth paragraphs under the APPLIES TO RISK-MANAGED CORE FUND section beginning on page 73 under the PERFORMANCE-BASED SUB-ADVISORY FEE section of the Statement of Additional
Information:

    On December 29, 2005, shareholders of Risk-Managed Core Fund approved an amended subadvisory agreement between Janus Capital, on behalf of the Fund, and INTECH that introduced a performance incentive subadvisory fee structure. The subadvisory fee rate payable by Janus Capital to INTECH changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Fund's load-waived Class A Shares relative to its benchmark index, the S&P 500(R) Index. Effective January 1, 2008, the subadvisory fee rate paid under the Amended Sub-Advisory Agreement has been restructured so that the fee rate paid by Janus Capital to INTECH is equal to 50% of the advisory fee payable by the Fund to Janus Capital (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by Janus Capital).

                Please retain this Supplement with your records.